Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	3Q'21 vs. 3Q'20		Sep 30, 2021	Sep 30, 2020	YTD'21 vs. YTD'20
EARNINGS
Net interest income	$3,658	$3,312	$3,439	$3,659	$3,457	$201	5.8%	$10,409	$10,743	$(334)	(3.1)%
Retailer share arrangements	(1,266)	(1,006)	(989)	(1,047)	(899)	(367)	40.8%	(3,261)	(2,598)	(663)	25.5%
Provision for credit losses	25	(194)	334	750	1,210	(1,185)	(97.9)%	165	4,560	(4,395)	(96.4)%
Net interest income, after retailer share arrangements and provision for credit losses	2,367	2,500	2,116	1,862	1,348	1,019	75.6%	6,983	3,585	3,398	94.8%
Other income	94	89	131	82	131	(37)	(28.2)%	314	323	(9)	(2.8)%
Other expense	961	948	932	1,000	1,067	(106)	(9.9)%	2,841	3,055	(214)	(7.0)%
Earnings before provision for income taxes	1,500	1,641	1,315	944	412	1,088	264.1%	4,456	853	3,603	NM
Provision for income taxes	359	399	290	206	99	260	262.6%	1,048	206	842	NM
Net earnings	$1,141	$1,242	$1,025	$738	$313	$828	264.5%	$3,408	$647	$2,761	NM
Net earnings available to common stockholders	$1,130	$1,232	$1,014	$728	$303	$827	272.9%	$3,376	$615	$2,761	NM

COMMON SHARE STATISTICS
Basic EPS	$2.02	$2.13	$1.74	$1.25	$0.52	$1.50	288.5%	$5.89	$1.04	$4.85	NM
Diluted EPS	$2.00	$2.12	$1.73	$1.24	$0.52	$1.48	284.6%	$5.84	$1.04	$4.80	NM
Dividend declared per share	$0.22	$0.22	$0.22	$0.22	$0.22	$—	—%	$0.66	$0.66	$—	—%
Common stock price	$48.88	$48.52	$40.66	$34.71	$26.17	$22.71	86.8%	$48.88	$26.17	$22.71	86.8%
Book value per share	$24.13	$23.48	$21.86	$20.49	$19.47	$4.66	23.9%	$24.13	$19.47	$4.66	23.9%
Tangible common equity per share(1)	$20.12	$19.64	$17.95	$16.72	$15.75	$4.37	27.7%	$20.12	$15.75	$4.37	27.7%

Beginning common shares outstanding	573.4	581.1	584.0	583.8	583.7	(10.3)	(1.8)%	584.0	615.9	(31.9)	(5.2)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.5	1.0	2.2	0.2	0.1	0.4	NM	3.7	1.5	2.2	146.7%
Shares repurchased	(26.7)	(8.7)	(5.1)	—	—	(26.7)	NM	(40.5)	(33.6)	(6.9)	20.5%
Ending common shares outstanding	547.2	573.4	581.1	584.0	583.8	(36.6)	(6.3)%	547.2	583.8	(36.6)	(6.3)%

Weighted average common shares outstanding	560.6	577.2	583.3	583.9	583.8	(23.2)	(4.0)%	573.6	590.8	(17.2)	(2.9)%
Weighted average common shares outstanding (fully diluted)	565.6	581.7	587.5	586.6	584.8	(19.2)	(3.3)%	578.2	592.2	(14.0)	(2.4)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	3Q'21 vs. 3Q'20		Sep 30, 2021	Sep 30, 2020	YTD'21 vs. YTD'20
PERFORMANCE METRICS
Return on assets(1)	4.9%	5.3%	4.3%	3.1%	1.3%		3.6%	4.9%	0.9%		4.0%
Return on equity(2)	32.1%	36.5%	31.8%	23.6%	10.3%		21.8%	33.5%	7.0%		26.5%
Return on tangible common equity(3)	40.1%	46.3%	40.8%	30.4%	13.1%		27.0%	42.4%	8.8%		33.6%
Net interest margin(4)	15.45%	13.78%	13.98%	14.64%	13.80%		1.65%	14.40%	14.17%		0.23%
Efficiency ratio(5)	38.7%	39.6%	36.1%	37.1%	39.7%		(1.0)%	38.1%	36.1%		2.0%
Other expense as a % of average loan receivables, including held for sale	4.84%	4.95%	4.82%	5.01%	5.44%		(0.60)%	4.87%	5.08%		(0.21)%
Effective income tax rate	23.9%	24.3%	22.1%	21.8%	24.0%		(0.1)%	23.5%	24.2%		(0.7)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	2.18%	3.57%	3.62%	3.16%	4.42%		(2.24)%	3.11%	5.05%		(1.94)%
30+ days past due as a % of period-end loan receivables(6)	2.42%	2.11%	2.83%	3.07%	2.67%		(0.25)%	2.42%	2.67%		(0.25)%
90+ days past due as a % of period-end loan receivables(6)	1.05%	1.00%	1.52%	1.40%	1.24%		(0.19)%	1.05%	1.24%		(0.19)%
Net charge-offs	$432	$684	$699	$631	$866	$(434)	(50.1)%	$1,815	$3,037	$(1,222)	(40.2)%
Loan receivables delinquent over 30 days(6)	$1,850	$1,653	$2,175	$2,514	$2,100	$(250)	(11.9)%	$1,850	$2,100	$(250)	(11.9)%
Loan receivables delinquent over 90 days(6)	$804	$784	$1,170	$1,143	$973	$(169)	(17.4)%	$804	$973	$(169)	(17.4)%

Allowance for credit losses (period-end)	$8,616	$9,023	$9,901	$10,265	$10,146	$(1,530)	(15.1)%	$8,616	$10,146	$(1,530)	(15.1)%
Allowance coverage ratio(7)	11.28%	11.51%	12.88%	12.54%	12.92%		(1.64)%	11.28%	12.92%		(1.64)%

BUSINESS METRICS
Purchase volume(8)(9)	$41,912	$42,121	$34,749	$39,874	$36,013	$5,899	16.4%	$118,782	$99,210	$19,572	19.7%
Period-end loan receivables	$76,388	$78,374	$76,858	$81,867	$78,521	$(2,133)	(2.7)%	$76,388	$78,521	$(2,133)	(2.7)%
Credit cards	$72,289	$74,429	$73,244	$78,455	$75,204	$(2,915)	(3.9)%	$72,289	$75,204	$(2,915)	(3.9)%
Consumer installment loans	$2,614	$2,507	$2,319	$2,125	$1,987	$627	31.6%	$2,614	$1,987	$627	31.6%
Commercial credit products	$1,401	$1,379	$1,248	$1,250	$1,270	$131	10.3%	$1,401	$1,270	$131	10.3%
Other	$84	$59	$47	$37	$60	$24	40.0%	$84	$60	$24	40.0%
Average loan receivables, including held for sale	$78,714	$76,821	$78,358	$79,452	$78,005	$709	0.9%	$77,965	$80,368	$(2,403)	(3.0)%
Period-end active accounts (in thousands)(9)(10)	67,245	66,892	65,219	68,540	64,800	2,445	3.8%	67,245	64,800	2,445	3.8%
Average active accounts (in thousands)(9)(10)	67,189	65,810	66,280	66,261	64,270	2,919	4.5%	66,500	67,246	(746)	(1.1)%

LIQUIDITY
Liquid assets
Cash and equivalents	$9,806	$11,117	$16,620	$11,524	$13,552	$(3,746)	(27.6)%	$9,806	$13,552	$(3,746)	(27.6)%
Total liquid assets	$14,664	$16,297	$22,636	$18,321	$21,402	$(6,738)	(31.5)%	$14,664	$21,402	$(6,738)	(31.5)%
Undrawn credit facilities
Undrawn credit facilities	$3,700	$4,900	$5,400	$5,400	$5,400	$(1,700)	(31.5)%	$3,700	$5,400	$(1,700)	(31.5)%
Total liquid assets and undrawn credit facilities	$18,364	$21,197	$28,036	$23,721	$26,802	$(8,438)	(31.5)%	$18,364	$26,802	$(8,438)	(31.5)%
Liquid assets % of total assets	15.95%	17.71%	23.62%	19.09%	22.37%		(6.42)%	15.95%	22.37%		(6.42)%
Liquid assets including undrawn credit facilities % of total assets	19.97%	23.04%	29.25%	24.72%	28.02%		(8.05)%	19.97%	28.02%		(8.05)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	3Q'21 vs. 3Q'20		Sep 30, 2021	Sep 30, 2020	YTD'21 vs. YTD'20
Interest income:
Interest and fees on loans	$3,887	$3,567	$3,732	$3,981	$3,821	$66	1.7%	$11,186	$11,969	$(783)	(6.5)%
Interest on cash and debt securities	11	11	10	12	16	(5)	(31.3)%	32	105	(73)	(69.5)%
Total interest income	3,898	3,578	3,742	3,993	3,837	61	1.6%	11,218	12,074	(856)	(7.1)%

Interest expense:
Interest on deposits	131	146	170	200	245	(114)	(46.5)%	447	894	(447)	(50.0)%
Interest on borrowings of consolidated securitization entities	41	44	51	52	53	(12)	(22.6)%	136	185	(49)	(26.5)%
Interest on senior unsecured notes	68	76	82	82	82	(14)	(17.1)%	226	252	(26)	(10.3)%
Total interest expense	240	266	303	334	380	(140)	(36.8)%	809	1,331	(522)	(39.2)%

Net interest income	3,658	3,312	3,439	3,659	3,457	201	5.8%	10,409	10,743	(334)	(3.1)%

Retailer share arrangements	(1,266)	(1,006)	(989)	(1,047)	(899)	(367)	40.8%	(3,261)	(2,598)	(663)	25.5%
Provision for credit losses	25	(194)	334	750	1,210	(1,185)	(97.9)%	165	4,560	(4,395)	(96.4)%
Net interest income, after retailer share arrangements and provision for credit losses	2,367	2,500	2,116	1,862	1,348	1,019	75.6%	6,983	3,585	3,398	94.8%

Other income:
Interchange revenue	232	223	171	185	172	60	34.9%	626	467	159	34.0%
Debt cancellation fees	70	66	69	72	68	2	2.9%	205	206	(1)	(0.5)%
Loyalty programs	(256)	(247)	(179)	(202)	(155)	(101)	65.2%	(682)	(447)	(235)	52.6%
Other	48	47	70	27	46	2	4.3%	165	97	68	70.1%
Total other income	94	89	131	82	131	(37)	(28.2)%	314	323	(9)	(2.8)%

Other expense:
Employee costs	369	359	364	347	382	(13)	(3.4)%	1,092	1,033	59	5.7%
Professional fees	196	189	190	186	187	9	4.8%	575	573	2	0.3%
Marketing and business development	110	114	95	139	107	3	2.8%	319	309	10	3.2%
Information processing	139	137	131	128	125	14	11.2%	407	364	43	11.8%
Other	147	149	152	200	266	(119)	(44.7)%	448	776	(328)	(42.3)%
Total other expense	961	948	932	1,000	1,067	(106)	(9.9)%	2,841	3,055	(214)	(7.0)%

Earnings before provision for income taxes	1,500	1,641	1,315	944	412	1,088	264.1%	4,456	853	3,603	NM
Provision for income taxes	359	399	290	206	99	260	262.6%	1,048	206	842	NM
Net earnings	$1,141	$1,242	$1,025	$738	$313	$828	264.5%	$3,408	$647	$2,761	NM

Net earnings available to common stockholders	$1,130	$1,232	$1,014	$728	$303	$827	272.9%	$3,376	$615	$2,761	NM

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Sep 30, 2021 vs. Sep 30, 2020
Assets
Cash and equivalents	$9,806	$11,117	$16,620	$11,524	$13,552	$(3,746)	(27.6)%
Debt securities	5,444	5,728	6,550	7,469	8,432	(2,988)	(35.4)%
Loan receivables:
Unsecuritized loans held for investment	56,745	55,994	53,823	56,472	52,613	4,132	7.9%
Restricted loans of consolidated securitization entities	19,643	22,380	23,035	25,395	25,908	(6,265)	(24.2)%
Total loan receivables	76,388	78,374	76,858	81,867	78,521	(2,133)	(2.7)%
Less: Allowance for credit losses	(8,616)	(9,023)	(9,901)	(10,265)	(10,146)	1,530	(15.1)%
Loan receivables, net	67,772	69,351	66,957	71,602	68,375	(603)	(0.9)%
Loan receivables held for sale	3,450	—	23	5	4	3,446	NM
Goodwill	1,105	1,105	1,104	1,078	1,078	27	2.5%
Intangible assets, net	1,090	1,098	1,169	1,125	1,091	(1)	(0.1)%
Other assets	3,270	3,618	3,431	3,145	3,126	144	4.6%
Total assets	$91,937	$92,017	$95,854	$95,948	$95,658	$(3,721)	(3.9)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$59,998	$59,500	$62,419	$62,469	$63,195	$(3,197)	(5.1)%
Non-interest-bearing deposit accounts	355	341	342	313	298	57	19.1%
Total deposits	60,353	59,841	62,761	62,782	63,493	(3,140)	(4.9)%
Borrowings:
Borrowings of consolidated securitization entities	6,288	6,987	7,193	7,810	7,809	(1,521)	(19.5)%
Senior unsecured notes	6,472	6,470	7,967	7,965	7,962	(1,490)	(18.7)%
Total borrowings	12,760	13,457	15,160	15,775	15,771	(3,011)	(19.1)%
Accrued expenses and other liabilities	4,888	4,522	4,494	4,690	4,295	593	13.8%
Total liabilities	78,001	77,820	82,415	83,247	83,559	(5,558)	(6.7)%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,649	9,620	9,592	9,570	9,552	97	1.0%
Retained earnings	13,562	12,560	11,470	10,621	10,024	3,538	35.3%
Accumulated other comprehensive income (loss)	(64)	(56)	(56)	(51)	(31)	(33)	106.5%
Treasury stock	(9,946)	(8,662)	(8,302)	(8,174)	(8,181)	(1,765)	21.6%
Total equity	13,936	14,197	13,439	12,701	12,099	1,837	15.2%
Total liabilities and equity	$91,937	$92,017	$95,854	$95,948	$95,658	$(3,721)	(3.9)%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Sep 30, 2021			Jun 30, 2021			Mar 31, 2021			Dec 31, 2020			Sep 30, 2020
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$9,559	$3	0.12%	$13,584	$4	0.12%	$14,610	$4	0.11%	$11,244	$4	0.14%	$13,664	$4	0.12%
Securities available for sale	5,638	8	0.56%	5,988	7	0.47%	6,772	6	0.36%	8,706	8	0.37%	7,984	12	0.60%

Loan receivables, including held for sale:
Credit cards	74,686	3,793	20.15%	72,989	3,484	19.15%	74,865	3,657	19.81%	76,039	3,908	20.45%	74,798	3,752	19.96%
Consumer installment loans	2,555	64	9.94%	2,417	59	9.79%	2,219	53	9.69%	2,057	50	9.67%	1,892	46	9.67%
Commercial credit products	1,407	29	8.18%	1,363	23	6.77%	1,231	21	6.92%	1,293	23	7.08%	1,238	22	7.07%
Other	66	1	NM	52	1	NM	43	1	NM	63	—	—	77	1	NM
Total loan receivables, including held for sale	78,714	3,887	19.59%	76,821	3,567	18.62%	78,358	3,732	19.32%	79,452	3,981	19.93%	78,005	3,821	19.49%
Total interest-earning assets	93,911	3,898	16.47%	96,393	3,578	14.89%	99,740	3,742	15.22%	99,402	3,993	15.98%	99,653	3,837	15.32%

Non-interest-earning assets:
Cash and due from banks	1,588			1,559			1,635			1,525			1,489
Allowance for credit losses	(8,956)			(9,801)			(10,225)			(10,190)			(9,823)
Other assets	5,405			5,238			5,305			5,228			5,021
Total non-interest-earning assets	(1,963)			(3,004)			(3,285)			(3,437)			(3,313)

Total assets	$91,948			$93,389			$96,455			$95,965			$96,340

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$59,275	$131	0.88%	$60,761	$146	0.96%	$62,724	$170	1.10%	$62,800	$200	1.27%	$63,569	$245	1.53%
Borrowings of consolidated securitization entities	7,051	41	2.31%	7,149	44	2.47%	7,694	51	2.69%	7,809	52	2.65%	8,057	53	2.62%
Senior unsecured notes	6,471	68	4.17%	7,276	76	4.19%	7,965	82	4.18%	7,963	82	4.10%	7,960	82	4.10%

Total interest-bearing liabilities	72,797	240	1.31%	75,186	266	1.42%	78,383	303	1.57%	78,572	334	1.69%	79,586	380	1.90%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	358			349			346			308			307
Other liabilities	4,676			4,199			4,655			4,663			4,308
Total non-interest-bearing liabilities	5,034			4,548			5,001			4,971			4,615

Total liabilities	77,831			79,734			83,384			83,543			84,201

Equity
Total equity	14,117			13,655			13,071			12,422			12,139

Total liabilities and equity	$91,948			$93,389			$96,455			$95,965			$96,340
Net interest income		$3,658			$3,312			$3,439			$3,659			$3,457

Interest rate spread(1)			15.16%			13.47%			13.65%			14.29%			13.42%
Net interest margin(2)			15.45%			13.78%			13.98%			14.64%			13.80%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine Months Ended Sep 30, 2021			Nine Months Ended Sep 30, 2020
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,567	$11	0.12%	$13,992	$49	0.47%
Securities available for sale	6,128	21	0.46%	6,918	56	1.08%

Loan receivables, including held for sale:
Credit cards	74,179	10,934	19.71%	77,476	11,764	20.28%
Consumer installment loans	2,398	176	9.81%	1,624	118	9.71%
Commercial credit products	1,334	73	7.32%	1,210	85	9.38%
Other	54	3	7.43%	58	2	4.61%
Total loan receivables, including held for sale	77,965	11,186	19.18%	80,368	11,969	19.89%
Total interest-earning assets	96,660	11,218	15.52%	101,278	12,074	15.92%

Non-interest-earning assets:
Cash and due from banks	1,594			1,475
Allowance for loan losses	(9,656)			(9,253)
Other assets	5,317			4,833
Total non-interest-earning assets	(2,745)			(2,945)

Total assets	$93,915			$98,333

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$60,907	$447	0.98%	$64,075	$894	1.86%
Borrowings of consolidated securitization entities	7,296	136	2.49%	8,966	185	2.76%
Senior unsecured notes	7,232	226	4.18%	8,241	252	4.08%
Total interest-bearing liabilities	75,435	809	1.43%	81,282	1,331	2.19%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	351			305
Other liabilities	4,510			4,443
Total non-interest-bearing liabilities	4,861			4,748

Total liabilities	80,296			86,030

Equity
Total equity	13,619			12,303

Total liabilities and equity	$93,915			$98,333
Net interest income		$10,409			$10,743

Interest rate spread(1)			14.09%			13.73%
Net interest margin(2)			14.40%			14.17%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Sep 30, 2021 vs. Sep 30, 2020
BALANCE SHEET STATISTICS
Total common equity	$13,202	$13,463	$12,705	$11,967	$11,365	$1,837	16.2%
Total common equity as a % of total assets	14.36%	14.63%	13.25%	12.47%	11.88%		2.48%

Tangible assets	$89,742	$89,814	$93,581	$93,745	$93,489	$(3,747)	(4.0)%
Tangible common equity(1)	$11,007	$11,260	$10,432	$9,764	$9,196	$1,811	19.7%
Tangible common equity as a % of tangible assets(1)	12.27%	12.54%	11.15%	10.42%	9.84%		2.43%
Tangible common equity per share(1)	$20.12	$19.64	$17.95	$16.72	$15.75	$4.37	27.7%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	19.3%	20.1%	19.7%	18.1%	18.1%
Tier 1 risk-based capital ratio(5)	18.0%	18.7%	18.3%	16.8%	16.7%
Tier 1 leverage ratio(6)	15.5%	15.6%	14.5%	14.0%	13.3%
Common equity Tier 1 capital ratio	17.1%	17.8%	17.4%	15.9%	15.8%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at September 30, 2021 are preliminary and therefore subject to change.
(3) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	3Q'21 vs. 3Q'20		Sep 30, 2021	Sep 30, 2020	YTD'21 vs. YTD'20
HOME & AUTO
Purchase volume(1)	$11,765	$12,209	$9,915	$10,327	$10,653	$1,112	10.4%	$33,889	$29,486	$4,403	14.9%
Period-end loan receivables	$26,723	$26,111	$25,456	$26,494	$26,202	$521	2.0%	$26,723	$26,202	$521	2.0%
Average loan receivables, including held for sale	$26,317	$25,624	$25,785	$26,214	$25,908	$409	1.6%	$25,911	$26,232	$(321)	(1.2)%
Average active accounts (in thousands)(3)	18,169	17,958	17,808	18,119	18,127	42	0.2%	17,981	18,354	(373)	(2.0)%

Interest and fees on loans	$1,114	$1,014	$1,059	$1,147	$1,114	$—	—%	$3,187	$3,364	$(177)	(5.3)%
Other income	$16	$15	$15	$12	$14	$2	14.3%	$46	$46	$—	—%

DIGITAL
Purchase volume(1)	$10,980	$10,930	$9,340	$11,005	$9,038	$1,942	21.5%	$31,250	$24,871	$6,379	25.6%
Period-end loan receivables	$19,636	$19,233	$18,907	$20,427	$18,922	$714	3.8%	$19,636	$18,922	$714	3.8%
Average loan receivables, including held for sale	$19,286	$18,783	$19,437	$19,392	$18,807	$479	2.5%	$19,168	$19,206	$(38)	(0.2)%
Average active accounts (in thousands)(3)	17,655	17,258	17,318	16,898	16,440	1,215	7.4%	17,426	16,461	965	5.9%

Interest and fees on loans	$973	$891	$903	$976	$915	$58	6.3%	$2,767	$2,825	$(58)	(2.1)%
Other income	$(19)	$(28)	$(12)	$(26)	$(16)	$(3)	18.8%	$(59)	$(28)	$(31)	110.7%

DIVERSIFIED & VALUE
Purchase volume(1)	$12,006	$11,618	$9,220	$11,267	$9,634	$2,372	24.6%	$32,844	$26,718	$6,126	22.9%
Period-end loan receivables	$14,415	$14,357	$14,217	$15,761	$14,825	$(410)	(2.8)%	$14,415	$14,825	$(410)	(2.8)%
Average loan receivables, including held for sale	$14,328	$14,101	$14,574	$15,024	$14,919	$(591)	(4.0)%	$14,333	$15,959	$(1,626)	(10.2)%
Average active accounts (in thousands)(3)	17,903	17,301	17,457	17,324	16,307	1,596	9.8%	17,591	18,118	(527)	(2.9)%

Interest and fees on loans	$780	$729	$789	$822	$809	$(29)	(3.6)%	$2,298	$2,706	$(408)	(15.1)%
Other income	$(8)	$(2)	$5	$20	$38	$(46)	(121.1)%	$(5)	$70	$(75)	(107.1)%

HEALTH & WELLNESS
Purchase volume(1)	$3,024	$2,988	$2,648	$2,676	$2,738	$286	10.4%	$8,660	$7,349	$1,311	17.8%
Period-end loan receivables	$9,879	$9,515	$9,317	$9,580	$9,368	$511	5.5%	$9,879	$9,368	$511	5.5%
Average loan receivables, including held for sale	$9,654	$9,334	$9,442	$9,476	$9,245	$409	4.4%	$9,477	$9,629	$(152)	(1.6)%
Average active accounts (in thousands)(3)	5,707	5,585	5,706	5,724	5,708	(1)	—%	5,673	6,018	(345)	(5.7)%

Interest and fees on loans	$587	$523	$558	$589	$552	$35	6.3%	$1,668	$1,684	$(16)	(1.0)%
Other income	$41	$36	$40	$27	$32	$9	28.1%	$117	$80	$37	46.3%

LIFESTYLE
Purchase volume(1)	$1,298	$1,405	$1,154	$1,383	$1,267	$31	2.4%	$3,857	$3,550	$307	8.6%
Period-end loan receivables	$5,234	$5,158	$4,988	$5,098	$4,842	$392	8.1%	$5,234	$4,842	$392	8.1%
Average loan receivables, including held for sale	$5,185	$5,050	$5,003	$4,920	$4,771	$414	8.7%	$5,080	$4,662	$418	9.0%
Average active accounts (in thousands)(3)	2,465	2,442	2,573	2,536	2,404	61	2.5%	2,500	2,569	(69)	(2.7)%

Interest and fees on loans	$187	$182	$181	$187	$180	$7	3.9%	$550	$547	$3	0.5%
Other income	$6	$6	$5	$6	$5	$1	20.0%	$17	$14	$3	21.4%

CORP, OTHER(4)
Purchase volume(1)(2)	$2,839	$2,971	$2,472	$3,216	$2,683	$156	5.8%	$8,282	$7,236	$1,046	14.5%
Period-end loan receivables(5)	$501	$4,000	$3,973	$4,507	$4,362	$(3,861)	(88.5)%	$501	$4,362	$(3,861)	(88.5)%
Average loan receivables, including held for sale	$3,944	$3,929	$4,117	$4,426	$4,355	$(411)	(9.4)%	$3,996	$4,680	$(684)	(14.6)%
Average active accounts (in thousands)(2)(3)	5,290	5,266	5,418	5,660	5,284	6	0.1%	5,329	5,726	(397)	(6.9)%

Interest and fees on loans	$246	$228	$242	$260	$251	$(5)	(2.0)%	$716	$843	$(127)	(15.1)%
Other income	$58	$62	$78	$43	$58	$—	—%	$198	$141	$57	40.4%

TOTAL SYF
Purchase volume(1)(2)	$41,912	$42,121	$34,749	$39,874	$36,013	$5,899	16.4%	$118,782	$99,210	$19,572	19.7%
Period-end loan receivables(5)	$76,388	$78,374	$76,858	$81,867	$78,521	$(2,133)	(2.7)%	$76,388	$78,521	$(2,133)	(2.7)%
Average loan receivables, including held for sale	$78,714	$76,821	$78,358	$79,452	$78,005	$709	0.9%	$77,965	$80,368	$(2,403)	(3.0)%
Average active accounts (in thousands)(2)(3)	67,189	65,810	66,280	66,261	64,270	2,919	4.5%	66,500	67,246	(746)	(1.1)%

Interest and fees on loans	$3,887	$3,567	$3,732	$3,981	$3,821	$66	1.7%	$11,186	$11,969	$(783)	(6.5)%
Other income	$94	$89	$131	$82	$131	$(37)	(28.2)%	$314	$323	$(9)	(2.8)%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Includes activity and balances associated with our program agreement with Gap Inc. except where noted, which is scheduled to expire in Q2 2022.
(5) Reflects the reclassification of $3.5 billion of loan receivables held for sale in Q3 2021.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$13,936	$14,197	$13,439	$12,701	$12,099
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,105)	(1,105)	(1,104)	(1,078)	(1,078)
Less: Intangible assets, net	(1,090)	(1,098)	(1,169)	(1,125)	(1,091)
Tangible common equity	$11,007	$11,260	$10,432	$9,764	$9,196
Add: CECL transition amount	2,274	2,376	2,595	2,686	2,656

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	299	301	354	341	305
Common equity Tier 1	$13,580	$13,937	$13,381	$12,791	$12,157
Preferred stock	734	734	734	734	734
Tier 1 capital	$14,314	$14,671	$14,115	$13,525	$12,891

Add: Allowance for credit losses includible in risk-based capital	1,052	1,039	1,031	1,079	1,034
Total Risk-based capital	$15,366	$15,710	$15,146	$14,604	$13,925

ASSET MEASURES(2)
Total average assets	$91,948	$93,389	$96,455	$95,965	$96,340
Adjustments for:
Add: CECL transition amount	2,274	2,376	2,595	2,686	2,656
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,960)	(1,965)	(1,987)	(1,924)	(1,906)
Total assets for leverage purposes	$92,262	$93,800	$97,063	$96,727	$97,090

Risk-weighted assets	$79,597	$78,281	$76,965	$80,561	$76,990

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$14,314	$14,671	$14,115	$13,525	$12,891
Less: CECL transition adjustment	(2,274)	(2,376)	(2,595)	(2,686)	(2,656)
Tier 1 capital (CECL fully phased-in)	$12,040	$12,295	$11,520	$10,839	$10,235
Add: Allowance for credit losses	8,616	9,023	9,901	10,265	10,146
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$20,656	$21,318	$21,421	$21,104	$20,381

Risk-weighted assets	$79,597	$78,281	$76,965	$80,561	$76,990
Less: CECL transition adjustment	(2,065)	(2,166)	(2,386)	(2,477)	(2,447)
Risk-weighted assets (CECL fully phased-in)	$77,532	$76,115	$74,579	$78,084	$74,543

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$24.13	$23.48	$21.86	$20.49	$19.47
Less: Goodwill	(2.02)	(1.93)	(1.90)	(1.85)	(1.85)
Less: Intangible assets, net	(1.99)	(1.91)	(2.01)	(1.92)	(1.87)
Tangible common equity per share	$20.12	$19.64	$17.95	$16.72	$15.75

(1) Regulatory measures at September 30, 2021 are presented on an estimated basis.
(2) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.